SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2003

    ARI Network Services, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

11425 West Lake Park Drive, Suite 900 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Item 5.  Other Events.

On August 8, 2003, ARI Network Services, Inc. issued a press release announcing the repurchase of securities from its largest shareholder.  It also issued a press release regarding the adoption of a shareholders rights plan.  Copies of the press releases are attached as Exhibits 99.1 and 99.2.

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Description

4.1

Promissory Note dated August 7, 2003.

99.1

Press Release dated August 8, 2003 (repurchase of securities).

99.2

Press Release dated August 8, 2003 (rights plan).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2003

ARI NETWORK SERVICES, INC.

By:  /s/ Brian E. Dearing______________

Brian E. Dearing

Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

4.1

Promissory Note dated August 7, 2003.

99.1

Press Release dated August 8, 2003 (repurchase of securities).

99.2

Press Release dated August 8, 2003 (rights plan).